Exhibit 99.1

Power Integrations Reports Third-Quarter Financial Results

Revenues increased three percent year-over-year to $119 million; cash flow from operations was $30 million

Share repurchases of $42 million during the quarter; announces dividend increase

SAN JOSE, Calif. – November 5, 2025 – Power Integrations (NASDAQ: POWI) today announced financial results for the quarter ended September 30, 2025. Net revenues for the third quarter were $118.9 million, up three percent compared to the prior quarter and up three percent from the third quarter of 2024. GAAP net loss for the third quarter was $1.4 million or $0.02 per diluted share compared to net income of $0.02 per diluted share in the prior quarter and net income of $0.25 per diluted share in the third quarter of 2024. Cash flow from operations for the quarter was $29.9 million.

In addition to its GAAP results, the company provided non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets, expenses related to an employment-litigation matter, and the related tax effects of these items. Non-GAAP net income for the third quarter of 2025 was $20.2 million or $0.36 per diluted share compared to $0.35 per diluted share in the prior quarter and $0.40 per diluted share in the third quarter of 2024. A reconciliation of GAAP to non-GAAP financial results is included with the tables accompanying this press release.

Power Integrations CEO Jennifer Lloyd commented: “Our industrial business remains on track for strong growth in 2025 after a 20 percent year-over-year increase in the third quarter, while orders for consumer appliances continue to be soft after accelerated shipments earlier in the year ahead of U.S. tariffs. Overall, we are on course for solid growth in 2025 despite the challenging economic backdrop, and remain focused on secular growth opportunities in high voltage, including GaN, grid modernization, electric transportation and data center. Last month we detailed the capabilities of our 1250- and 1700-volt PowiGaNTM technologies for next-gen AI data centers, including our collaboration with NVIDIA on 800 VDC power architecture.”

Additional Highlights

●	Power Integrations repurchased 919 thousand shares during the quarter for $42.4 million, completing the company’s repurchase authorization.
●	The company paid a dividend of $0.21 per share on September 30, 2025. A dividend of $0.21 per share will be paid on December 31, 2025, to stockholders of record as of November 28, 2025. The company’s board of directors has increased the quarterly dividend to $0.215 per share for each of the four quarters of 2026.

Financial Outlook

The company issued the following forecast for the fourth quarter of 2025:

●	Revenues are expected to be in a range of $100 million to $105 million.
●	GAAP gross margin is expected to be between 53 percent and 53.5 percent, and non-GAAP gross margin is expected to be between 53.5 percent and 54 percent. The difference between the GAAP and non-GAAP gross margins is attributable to stock-based compensation and, to a lesser extent, amortization of acquisition-related intangible assets.
●	GAAP operating expenses are expected to be approximately $56 million; non-GAAP operating expenses are expected to be approximately $47 million. Non-GAAP operating expenses are expected to exclude approximately $9 million of stock-based compensation.

Conference Call Today at 9:00 a.m. Eastern Time

Power Integrations management will hold a conference call today at 9:00 a.m. Eastern time. A webcast of the call will be available on the company's investor web page, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information, please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, expenses stemming from an employment litigation matter and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its fourth-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in trade policies, in particular the escalation and imposition of new and higher tariffs, which could reduce demand for end products that incorporate our integrated circuits and/or place pressure on our prices as our customers seek to offset the impact of increased tariffs on their own products; the company’s ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global economic and geopolitical conditions, including such factors as inflation, armed conflicts and trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 7, 2025. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Power Integrations, PowiGaN and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
NET REVENUES	$118,919	$115,852	$115,837	$340,300	$313,723

COST OF REVENUES	54,068	51,898	52,666	153,260	146,239

GROSS PROFIT	64,851	63,954	63,171	187,040	167,484

OPERATING EXPENSES:
Research and development	26,696	25,991	25,829	76,782	75,101
Sales and marketing	17,455	18,349	17,119	52,179	50,894
General and administrative	10,374	11,808	8,641	33,229	27,479
Other operating expenses	14,279	9,151	—	23,430	—
Total operating expenses	68,804	65,299	51,589	185,620	153,474

INCOME (LOSS) FROM OPERATIONS	(3,953)	(1,345)	11,582	1,420	14,010

OTHER INCOME	2,555	2,690	2,750	8,412	9,441

INCOME (LOSS) BEFORE INCOME TAXES	(1,398)	1,345	14,332	9,832	23,451

PROVISION (BENEFIT) FOR INCOME TAXES	(42)	(24)	41	1,029	357

NET INCOME (LOSS)	$(1,356)	$1,369	$14,291	$8,803	$23,094

EARNINGS (LOSS) PER SHARE:
Basic	$(0.02)	$0.02	$0.25	$0.16	$0.41
Diluted	$(0.02)	$0.02	$0.25	$0.16	$0.40

SHARES USED IN PER-SHARE CALCULATION:
Basic	55,796	56,274	56,817	56,310	56,810
Diluted	55,796	56,387	57,004	56,586	57,106

SUPPLEMENTAL INFORMATION:
	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Stock-based compensation expenses included in:
Cost of revenues	$517	$592	$496	$1,766	$1,549
Research and development	2,850	3,190	2,997	8,290	9,307
Sales and marketing	1,910	1,922	1,876	5,418	5,990
General and administrative	2,374	4,373	2,969	10,937	8,941
Other operating expenses	13,554	—	—	13,554	—
Total stock-based compensation expense	$21,205	$10,077	$8,338	$39,965	$25,787

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$147	$146	$147	$440	$887

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
REVENUE MIX BY END MARKET
Communications	11%	11%	12%	11%	11%
Computer	13%	12%	14%	13%	14%
Consumer	34%	37%	38%	37%	40%
Industrial	42%	40%	36%	39%	35%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$64,851	$63,954	$63,171	$187,040	$167,484
GAAP gross margin	54.5%	55.2%	54.5%	55.0%	53.4%

Stock-based compensation included in cost of revenues	517	592	496	1,766	1,549
Amortization of acquisition-related intangible assets	147	146	147	440	887

Non-GAAP gross profit	$65,515	$64,692	$63,814	$189,246	$169,920
Non-GAAP gross margin	55.1%	55.8%	55.1%	55.6%	54.2%

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$68,804	$65,299	$51,589	$185,620	$153,474

Less: Stock-based compensation expense included in operating expenses
Research and development	2,850	3,190	2,997	8,290	9,307
Sales and marketing	1,910	1,922	1,876	5,418	5,990
General and administrative	2,374	4,373	2,969	10,937	8,941
Other operating expenses	13,554	—	—	13,554	—
Other operating expenses	725	9,151	—	9,876	—
Total	21,413	18,636	7,842	48,075	24,238

Non-GAAP operating expenses	$47,391	$46,663	$43,747	$137,545	$129,236

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
RECONCILIATION OF INCOME (LOSS) FROM OPERATIONS
GAAP income (loss) from operations	$(3,953)	$(1,345)	$11,582	$1,420	$14,010
GAAP operating margin	–3.3%	–1.2%	10.0%	0.4%	4.5%

Add: Total stock-based compensation	21,205	10,077	8,338	39,965	25,787
Amortization of acquisition-related intangible assets	147	146	147	440	887
Other operating expenses	725	9,151	—	9,876	—

Non-GAAP income from operations	$18,124	$18,029	$20,067	$51,701	$40,684
Non-GAAP operating margin	15.2%	15.6%	17.3%	15.2%	13.0%

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES
GAAP provision (benefit) for income taxes	$(42)	$(24)	$41	$1,029	$357
GAAP effective tax rate	–3.0%	–1.8%	0.3%	10.5%	1.5%

Tax effect of adjustments to GAAP results	(527)	(871)	(160)	(1,159)	(787)

Non-GAAP provision for income taxes	$485	$847	$201	$2,188	$1,144
Non-GAAP effective tax rate	2.3%	4.1%	0.9%	3.6%	2.3%

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
RECONCILIATION OF NET INCOME (LOSS) PER SHARE (DILUTED)
GAAP net income (loss)	$(1,356)	$1,369	$14,291	$8,803	$23,094

Adjustments to GAAP net income (loss)
Stock-based compensation	21,205	10,077	8,338	39,965	25,787
Amortization of acquisition-related intangible assets	147	146	147	440	887
Other operating expenses	725	9,151	—	9,876	—
Tax effect of items excluded from non-GAAP results	(527)	(871)	(160)	(1,159)	(787)

Non-GAAP net income	$20,194	$19,872	$22,616	$57,925	$48,981

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	56,162	56,387	57,004	56,586	57,106

Non-GAAP net income per share (diluted)	$0.36	$0.35	$0.40	$1.02	$0.86

GAAP net income (loss) per share (diluted)	$(0.02)	$0.02	$0.25	$0.16	$0.40

POWER INTEGRATIONS, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2025	June 30, 2025	December 31, 2024
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$48,646	$66,935	$50,972
Short-term marketable securities	193,214	201,801	249,023
Accounts receivable, net	31,515	27,583	27,172
Inventories	164,618	168,396	165,612
Prepaid expenses and other current assets	18,070	18,188	21,260
Total current assets	456,063	482,903	514,039

PROPERTY AND EQUIPMENT, net	147,915	147,955	149,562
INTANGIBLE ASSETS, net	7,452	7,660	8,075
GOODWILL	95,271	95,271	95,271
DEFERRED TAX ASSETS	37,125	37,174	36,485
OTHER ASSETS	28,704	26,574	25,394
Total assets	$772,530	$797,537	$828,826

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$37,459	$31,044	$29,789
Accrued payroll and related expenses	14,233	14,881	13,987
Taxes payable	890	751	961
Other accrued liabilities	18,513	18,323	10,580
Total current liabilities	71,095	64,999	55,317

LONG-TERM LIABILITIES:
Income taxes payable	4,556	4,063	3,871
Other liabilities	24,903	24,687	19,866
Total liabilities	100,554	93,749	79,054

STOCKHOLDERS' EQUITY:
Common stock	20	21	22
Additional paid-in capital	—	—	18,734
Accumulated other comprehensive loss	(1,262)	(1,287)	(3,023)
Retained earnings	673,218	705,054	734,039
Total stockholders' equity	671,976	703,788	749,772
Total liabilities and stockholders' equity	$772,530	$797,537	$828,826

POWER INTEGRATIONS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(1,356)	$1,369	$14,291	$8,803	$23,094
Adjustments to reconcile net income (loss) to cash provided by operating activities
Depreciation	6,542	7,002	8,454	20,788	25,560
Amortization of intangible assets	208	208	208	623	1,071
Loss (gain) on disposal of property and equipment	(108)	—	208	(108)	216
Stock-based compensation expense	21,205	10,077	8,338	39,965	25,787
Accretion of discount on marketable securities	(198)	(375)	(343)	(919)	(1,252)
Deferred income taxes	(7)	1,683	(5,206)	(861)	(8,688)
Decrease in accounts receivable allowance for credit losses	—	—	(785)	(381)	(459)
Change in operating assets and liabilities:
Accounts receivable	(3,932)	(4,777)	523	(3,962)	(1,501)
Inventories	3,778	672	2,204	994	(4,516)
Prepaid expenses and other assets	(1,204)	3,036	3,542	5,201	5,614
Accounts payable	5,767	(3,754)	2,031	6,015	1,914
Taxes payable and other accrued liabilities	(841)	13,931	(546)	9,154	(385)
Net cash provided by operating activities	29,854	29,072	32,919	85,312	66,455

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,694)	(5,926)	(5,731)	(17,346)	(14,241)
Proceeds from sale of property and equipment	150	—	—	150	—
Purchases of marketable securities	(11,079)	(42,066)	(19,751)	(58,775)	(97,581)
Proceeds from sales and maturities of marketable securities	20,166	80,610	18,414	116,658	103,806
Payment for acquisition, net of cash acquired	—	—	(9,520)	—	(9,520)
Net cash provided by (used in) investing activities	3,543	32,618	(16,588)	40,687	(17,536)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	2,539	—	3,009	5,326	5,700
Repurchase of common stock	(42,440)	(32,560)	—	(98,098)	(25,979)
Payments of dividends to stockholders	(11,785)	(11,809)	(11,364)	(35,553)	(34,100)
Proceeds from draw on line of credit	—	13,000	—	13,000	—
Payments on line of credit	—	(13,000)	—	(13,000)	—
Net cash used in financing activities	(51,686)	(44,369)	(8,355)	(128,325)	(54,379)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(18,289)	17,321	7,976	(2,326)	(5,460)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	66,935	49,614	50,493	50,972	63,929

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$48,646	$66,935	$58,469	$48,646	$58,469

Contact:

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com